UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 15, 2011

FIBROCELL SCIENCE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31564	87-0458888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 713-6000

ISOLAGEN, INC.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 3.02 Unregistered Sales of Equity Securities
On June 16, 2011, Fibrocell Science, Inc. (the “Company”) entered into definitive agreements to complete a private placement, pursuant to which it agreed to sell an aggregate of 1,908,889 shares of Company common stock to 8 accredited investors for an aggregate purchase price of $1,718,000 in transactions exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each purchaser represented that it was an “accredited investor” as defined in Regulation D. The placement agent for the transaction will receive cash compensation of $137,440 and warrants to purchase 152,711 shares of Company common stock at an exercise price of $0.90 per share.
Item 5.07 Submission of Matters to a Vote of Security Holders
On June 15, 2011, the Company held its 2011 Annual Meeting of Stockholders at the Company’s offices in Exton, Pennsylvania. At the meeting, the Company’s stockholders elected Dr. Robert Langer and Dr. George J. Korkos as directors of the Company to serve until the 2014 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The Company’s stockholders approved the adoption of the Company’s 2009 Equity Incentive Plan. Finally, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s auditors for the year ending December 31, 2011.
The results of the vote were as follows:
1. To elect two directors to hold office until the Company’s 2014 annual meeting of stockholders or until his successor is duly elected and qualified.

Shares voted FOR / WITHHELD / BROKER NON-VOTE
Dr. Robert Langer:	3,667,776 /119,982/ 10,295,876

Shares voted FOR / WITHHELD / BROKER NON-VOTE
Dr. George J. Korkos:	3,675,776 /111,982 /10,295,876
2. To approve the adoption of the Company’s 2009 Equity Incentive Plan, as amended January 14, 2011.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:
2,721,975 /333,823/731,957/ 10,295,876
3. To ratify the appointment of BDO USA, LLP as the Company’s auditors for the year ending December 31, 2011.

Shares voted FOR / AGAINST / ABSTAIN / BROKER NON-VOTE:
13,961,284/110,666 /11,6840/ 0
Item 8.01 Other Events
Upon the completion of the offering described in Item 3.02 above, the Company has indicated that it does not intend to complete any additional sales of securities prior to June 22, 2011, which is the target date that the Food and Drug Administration has to complete its evaluation of the Company’s complete response letter regarding its Biologics License Application for azficel-T.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.
Date: June 16, 2011	By:	/s/ Declan Daly
Declan Daly
Chief Financial Officer & Chief Operating Officer

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